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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 17, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
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             (Exact name of registrant as specified in its charter)



 Pennsylvania                  0-15864                   95-4091769
(State or other               (Commission              (IRS Employer
jurisdiction of                File No.)             Identification No.)
incorporation)


455 South Gulph Road          King of Prussia, PA                  19406
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(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 679-2200
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                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

99.1      Press release dated September 17, 2001 regarding revenue guidance


































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ITEM 9.

On September 17, 2001 the Company issued a press release which provided revised guidance regarding the revenue projections for the year 2001, which release is incorporated into this filing.







































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SEDONA CORPORATION




Dated:  September 18, 2001                  By: /s/ William K. Williams
        -----------------                   ----------------------------------
                                            William K. Williams
                                            Vice President and Chief Financial
                                            and Accounting Officer





























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